UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 1, 2003


                           THE PHOENIX COMPANIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                                 1-16517                              06-0493340
(State or other jurisdiction of            (Commission File Number)             (I.R.S. Employer I.D. Number)
        Incorporation)


                    One American Row, Hartford, CT 06102-5056
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (860) 403-5000
              (Registrant's Telephone Number, including area code)

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 1, 2003, the Registrant made available on its website its Financial Supplement for the quarter ended June 30, 2003. This supplement is furnished as Exhibit 99.1 hereto.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE PHOENIX COMPANIES, INC.

Date: August 1, 2003                  By:  /s/ Carole A. Masters
                                          -------------------------------------
                                          Name:     Carole A. Masters
                                          Title:    Vice President